UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/29
Date of reporting period:	02/29/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

ANNUAL REPORT February 29, 2020

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Municipal Bond Infrastructure Fund, Inc. (formerly, Dreyfus Municipal Bond Infrastructure Fund, Inc.), covering the 12-month period from March 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In March 2019, markets were still benefiting from the U.S. Federal Reserve’s (the “Fed”) policy pivot, which helped stimulate a rebound across equity markets over the first several months of the calendar year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September, and the rally generally continued through the end of the calendar year, buoyed by continued supportive central bank policies and a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in August, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during November, and the long end of the curve rose in December 2019. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
March 16, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2019 through February 29, 2020, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended February 29, 2020, BNY Mellon Municipal Bond Infrastructure Fund, Inc. (formerly, Dreyfus Municipal Bond Infrastructure Fund, Inc.) achieved a total return of 14.59% on a net-asset-value basis and 17.12% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.6360 per share, which reflects a distribution rate of 4.49%.2

Municipal bonds produced positive total returns due to favorable supply-and-demand dynamics, a risk-off investment environment and supportive policy from the Federal Reserve (the “Fed”). The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Strong Demand and Fed Accommodation Drove Municipal Bonds

The municipal bond market benefited from strong demand and concerns about economic momentum, due in part to concerns about trade tensions. Demand was driven especially by investors in states with high income-tax rates. These investors have moved increasingly into municipal bonds as a way to shelter income from federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017. Demand remained strong throughout the reporting period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fed cut the federal funds rate twice during the reporting period, causing yields to decline all across the municipal bond yield curve. But investors continued to favor longer-term issues, causing the municipal bond yield curve to flatten during the period.

Revenue bonds outperformed general obligation bonds during the period, and in the general obligation sector, local bonds outperformed state bonds. Among revenue bonds, the hospital and housing sectors led the way, while water system bonds lagged. Lower quality bonds outperformed those of higher quality, as A rated and BBB rated issues beat those rates AAA and AA.

Supply increased somewhat during the reporting period, as low interest rates led issuers to seek to capture favorable financing. But supply may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. Without the advance refunding, some entities have taken advantage of low yields by issuing taxable debt instead of tax-exempt debt.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds.

Longer Duration Bonds Boosted Fund Results

The fund’s performance was driven by yield curve positioning. The overweight position in longer bonds proved beneficial, with longer-duration issues accounting for much of the outperformance, as interest rates declined during the reporting period. The fund’s overweight position in certain revenue bond sectors, including health care and transportation also benefited returns. Certain security selections contributed positively as well. Specifically, general obligation bonds from Illinois and Chicago performed well.

Although disappointments proved relatively mild during the reporting period, the performance of tobacco-backed bonds was mixed, with certain selections detracting from the fund’s results. A lack of exposure to Puerto Rico bonds, which performed well, also hindered performance. The fund also did not employ derivatives during the period.

A Focus on Yield

We anticipate that demand for municipals will remain strong and continue to be fueled by investors in high-tax states. But we are monitoring the activity of banks and insurance companies, which have backed away from the market since the 2017 tax law was passed. New issuance could be robust in 2020, increasing marginally from 2019, as issuers continue to seek to capture attractive financing rates. Volatility in other asset classes is also likely to persist, given the uncertainty arising during an election year, which should also provide support.

We will continue to focus on portfolio yield over the coming year, and we remain overweight in lower-rated segments, but we are cognizant of the related risks. We also continue to maintain a neutral-to-long duration positioning versus the benchmark.

Fundamentals are healthy among issuers, and they are largely prepared for any economic slowdown. In the general obligation sector, we will continue to position the fund with a bias toward states with strong reserves. Our liquidity remains adequate to take advantage of buying opportunities.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION
February 29, 2020 (Unaudited)

Market Price per share February 29, 2020			$14.18
Shares Outstanding February 29, 2020			18,387,573
New York Stock Exchange Ticker Symbol			DMB
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended February 29, 2020
	Quarter Ended May 31, 2019	Quarter Ended August 31, 2019	Quarter Ended November 30, 2019	Quarter Ended February 29, 2020
High	$13.54	$14.88	$14.60	$15.11
Low	12.55	13.27	14.06	14.18
Close	13.38	14.32	14.40	14.18
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations) through February 29, 2020				36.69%
March 1, 2015 through February 29, 2020				43.63
March 1, 2019 through February 29, 2020				17.12
June 1, 2019 through February 29, 2020				9.58
September 1, 2019 through February 29, 2020				1.22
December 1, 2019 through February 29, 2020				(0.44)

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)				$14.295
February 28, 2019				13.75
May 31, 2019				14.27
August 31, 2019				14.64
November 30, 2019				14.44
February 29, 2020				15.06
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations) through February 29, 2020				52.31%
March 1, 2015 through February 29, 2020				40.93
March 1, 2019 through February 29, 2020				14.59
June 1, 2019 through February 29, 2020				9.10
September 1, 2019 through February 29, 2020				5.13
December 1, 2019 through February 29, 2020				5.42
†With dividends reinvested.

STATEMENT OF INVESTMENTS
February 29, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048 (cost $1,510,890)	3.15	1/15/2036	1,500,000	[a]	1,692,450

Long-Term Municipal Investments - 147.1%
Alabama - 2.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	1,500,000		1,708,485
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	2,350,000		2,702,406
Jefferson County, Revenue Bonds, Refunding, Ser. F	0/7.90	10/1/2050	2,500,000	[b]	2,476,850
				6,887,741
Arizona - 5.6%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[a]	2,379,060
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional School Obligated Group)	5.00	7/1/2054	1,000,000	[a]	1,139,370
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		7,164,400
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Obligated Group Projects)	5.00	7/1/2045	2,000,000	[a]	2,219,440
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	1,390,000	[a]	1,446,476
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,000,000	[a]	1,039,510
				15,388,256

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
California - 11.8%
California Public Finance Authority, Revenue Bonds, Ser. A	5.00	7/1/2032	725,000	[a]	675,483
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000		2,364,161
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[a]	2,231,587
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	2,500,000		2,654,675
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		7,578,500
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	3,250,000		3,692,228
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,500,000		2,727,175
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 4.00	11.44	5/1/2050	4,410,000	[a,c,d]	5,092,682
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,587,800
				32,604,291
Colorado - 5.4%
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	5.00	1/1/2044	2,500,000		2,817,225
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,652,650
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	1,910,000		2,053,747
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2038	1,500,000		1,591,290

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Colorado - 5.4% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health)) Recourse, Underlying Coupon Rate (%) 4.00	11.25	8/1/2049	2,465,000	[a,c,d]	2,943,121
				15,058,033
District of Columbia - .7%
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,700,000	[e]	1,989,697
Florida - 5.2%
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2043	4,805,000		5,335,952
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,453,100
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		1,208,670
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.50	11/15/2049	500,000		528,045
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	13.31	10/1/2049	1,790,000	[a,c,d]	2,074,324
Tender Option Bond Trust Receipts (Series 2019-XF2840), (Broward County Florida Port Facilities, Revenue Bonds, Ser. B) Recourse, Underlying Coupon Rate (%) 4.00	11.19	9/1/2049	2,500,000	[a,c,d]	2,823,138
				14,423,229
Georgia - 3.5%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Group Obligated Group) Ser. A	5.00	4/1/2042	1,250,000		1,505,300
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	1,000,000		1,129,030

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Georgia - 3.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project) Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	15.26	1/1/2056	2,060,000	[a,c,d]	2,474,771
Tender Option Bond Trust Receipts (Series 2019-XM0766), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Recourse, Underlying Coupon Rate (%) 4.00	11.72	7/1/2049	3,790,000	[a,c,d]	4,439,144
				9,548,245
Illinois - 14.9%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,868,370
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		3,150,975
Chicago II, GO, Ser. A	5.50	1/1/2049	2,000,000		2,495,940
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.75	1/1/2043	3,750,000		4,192,875
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		3,074,400
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,500,000		1,899,900
Illinois, GO, Ser. C	5.00	11/1/2029	2,600,000		3,205,670
Illinois, GO, Ser. D	5.00	11/1/2026	3,500,000		4,277,840
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	2,500,000		2,847,450
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,700,625
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding	5.00	6/15/2050	1,000,000		1,227,190
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.73	10/1/2040	7,000,000	[a,c,d]	8,413,055

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Illinois - 14.9% (continued)
University of Illinois, Revenue Bonds, Ser. A	5.00	4/1/2044	2,500,000	2,818,650
				41,172,940
Indiana - 6.0%
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living Obligated Group) Ser. A	6.00	11/15/2041	3,500,000	4,008,935
Indiana Finance Authority, Revenue Bonds (Greed Bond) (RES Polyflow Indiana)	7.00	3/1/2039	2,125,000	[a] 2,197,951
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2040	5,000,000	5,554,800
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2032	2,750,000	2,894,760
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,500,000	1,872,960
				16,529,406
Iowa - 2.9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,000,000	7,889,490
Kansas - .8%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group Project) Ser. A	5.25	11/15/2053	1,000,000	1,075,650
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group Project) Ser. B	4.00	11/15/2025	1,000,000	1,058,450
				2,134,100
Kentucky - .4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000	1,148,280
Louisiana - .8%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing LLC Project)	6.50	7/1/2036	2,000,000	[a] 2,217,340
Maryland - .4%
Rockville, Revenue Bonds (Ingleside At King Farm Project) Ser. B	5.00	11/1/2047	1,000,000	1,111,540

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Massachusetts - 3.0%
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Obligated Group) Ser. A	6.50	11/15/2023	2,000,000	[a,e]	2,413,140
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[a]	1,105,960
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,978,838
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,152,045
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,726,095
				8,376,078
Michigan - 7.3%
Michigan Building Authority, Revenue Bonds, Refunding (State of Michigan)	4.00	4/15/2054	2,500,000		2,903,200
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,586,330
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2021	10,000	[e]	10,722
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,769,550
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f]	1,610,920
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Ser. A	6.00	6/1/2034	5,000,000		5,104,200
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	11.42	11/15/2050	3,320,000	[a,c,d]	3,846,834
Wayne County Airport Authority, Revenue Bonds (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000		1,464,475
				20,296,231

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000	2,458,040
Missouri - 1.6%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Louis College of Pharmacy Project)	5.50	5/1/2043	2,000,000	2,191,980
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.25	9/1/2053	1,000,000	1,151,940
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis Obligated Group)	5.00	9/1/2042	1,000,000	1,058,850
				4,402,770
Nevada - .4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000	1,135,260
New Jersey - 6.7%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	2,500,000	2,695,100
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.25	9/15/2029	4,500,000	4,952,250
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000	2,847,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000	2,984,925
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2040	1,890,000	2,200,281
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[e] 135,273
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2024	1,320,000	1,447,169
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000	1,219,950
				18,481,948

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
New York - 13.8%
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; American Municipal Bond Assurance Corp.)	5.00	1/1/2036	8,000,000		8,093,440
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[a]	3,943,555
New York State Dormitory Authority, Revenue Bonds (St. John's University) Ser. A	5.00	7/1/2044	2,000,000		2,227,520
Niagara Area Development Corp., Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[a]	2,159,400
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	17.76	11/15/2038	15,000,000	[a,c,d]	16,828,950
Tender Option Bond Trust Receipts (Series 2019-XM0771), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)) Non-recourse, Underlying Coupon Rate (%) 4.00	13.39	11/15/2048	3,670,000	[a,c,d]	4,315,426
TSASC, Revenue Bonds, Refunding (TSASC) Ser. B	5.00	6/1/2048	585,000		612,448
				38,180,739
North Carolina - .4%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000		1,169,570
Ohio - 9.9%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	8,000,000		9,047,040
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A3	6.25	6/1/2037	7,000,000		7,823,480
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,976,675

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Ohio - 9.9% (continued)
Muskingum County, Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/2044	7,000,000		7,601,860
				27,449,055
Oklahoma - .6%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Obligated Group Project)	5.25	11/15/2045	1,500,000		1,726,515
Pennsylvania - 10.2%
Allentown City School District, GO, Refunding (Insured; Build American Mutual) Ser. B	5.00	2/1/2032	1,455,000		1,876,863
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[a]	1,170,820
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,634,265
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000		4,379,280
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000		3,510,360
Pennsylvania Turnpike Commission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	12/1/2022	1,120,000	[e]	1,246,459
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania State Turnpike Commission, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	13.95	12/1/2042	13,000,000	[a,c,d]	14,458,303
				28,276,350
South Carolina - 2.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (The Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000		1,836,450
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000		5,663,650
				7,500,100

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Texas - 15.8%
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	2,500,000		2,755,525
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,725,570
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	2,500,000		2,870,325
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	3,500,000		4,078,095
Grand Parkway Transportation Corp., Revenue Bonds, Refunding (Grand Parkway)	4.00	10/1/2049	2,000,000		2,370,660
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[a]	1,629,285
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Baylor Health Care System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.64	11/15/2038	7,410,000	[a,c,d]	8,191,252
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas Fort Worth International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.53	11/1/2045	15,000,000	[a,c,d]	15,921,788
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	3,500,000		4,275,810
				43,818,310
U.S. Related - 1.9%
Guam Waterworks Authority, Revenue Bonds	5.50	7/1/2043	3,000,000		3,353,160
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,750,000		1,868,370
				5,221,530
Utah - .6%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000		1,778,196

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 147.1% (continued)
Virginia - 5.3%
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community Obligated Group) Ser. A	5.00	1/1/2049	1,000,000	1,098,210
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,640,000	8,147,372
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.50	1/1/2042	5,000,000	5,438,900
				14,684,482
Washington - 2.4%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000	1,144,930
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services Obligated Group) Ser. A	5.00	10/1/2042	5,000,000	5,444,850
				6,589,780
Wisconsin - 2.7%
Public Finance Authority, Revenue Bonds, Refunding (Transportation Infrastructure Properties Obligated Group) Ser. B	5.00	7/1/2042	5,000,000	5,353,700
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Sauk-Prairie Memorial Hospital Obligated Group Project) Ser. A	5.38	2/1/2048	2,000,000	2,059,260
				7,412,960
Total Long-Term Municipal Investments (cost $364,369,808)			407,060,502

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $329,367)	1.51	4/16/2020	330,000	[g] 329,444
Total Investments (cost $366,210,065)			147.8%	409,082,396
Liabilities, Less Cash and Receivables			(20.7%)	(57,246,600)
VMTPS, at liquidation value			(27.1%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	276,835,796

VMTPS—Variable Rate Muni Term Preferred Shares

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $121,483,615 or 43.88% of net assets.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	22.4
Medical	20.5
Education	20.3
General	16.4
Development	15.3
Airport	13.4
Tobacco Settlement	9.7
Nursing Homes	7.3
General Obligation	6.1
Utilities	3.4
Water	3.3
Power	2.9
Prerefunded	2.1
Single Family Housing	1.5
School District	1.4
Facilities	.8
Multifamily Housing	.6
Housing	.3
Government	.1
147.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	366,210,065	409,082,396
Cash		1,780,629
Receivable for investment securities sold		7,804,575
Interest receivable		4,505,179
Prepaid expenses		12,292
		423,185,071
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		220,459
Payable for floating rate notes issued—Note 3		59,845,000
Payable for investment securities purchased		9,887,890
Dividends payable to Common Shareholders		974,541
Interest and expense payable related to floating rate notes issued—Note 3		326,318
Directors’ fees and expenses payable		5,262
Other accrued expenses		89,805
		71,349,275
VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		276,835,796
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,387,573 shares issued and outstanding)		18,388
Paid-in capital		262,373,584
Total distributable earnings (loss)		14,443,824
Net Assets Applicable to Common Shareholders ($)		276,835,796

Shares Outstanding
(250 million shares authorized)	18,387,573
Net Asset Value Per Share of Common Stock ($)	15.06

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended February 29, 2020

Investment Income ($):
Interest Income	17,301,518
Expenses:
Management fee—Note 2(a)	2,537,587
VMTPS interest expense and fees—Note 1(f)	1,747,828
Interest and expense related to floating rate notes issued—Note 3	1,020,363
Professional fees	102,158
Directors’ fees and expenses—Note 2(c)	52,594
Shareholders’ reports	35,147
Registration fees	15,833
Shareholder servicing costs	12,680
Redemption and paying agent fees—Note 2(b)	7,950
Chief Compliance Officer fees—Note 2(b)	7,417
Custodian fees—Note 2(b)	4,253
Miscellaneous	61,775
Total Expenses	5,605,585
Investment Income—Net	11,695,933
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	3,487,989
Net realized gain (loss) on futures	(318,582)
Net Realized Gain (Loss)	3,169,407
Net change in unrealized appreciation (depreciation) on investments	20,913,795
Net Realized and Unrealized Gain (Loss) on Investments	24,083,202
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	35,779,135

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended February 29, 2020

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(74,011,607)
Proceeds from sales of portfolio securities	71,596,482
Net purchase (sales) of short-term securities	(18,119,367)
Interest receivable	34,695,385
Paid to BNY Mellon Investment Adviser, Inc.	(2,512,096)
Operating expenses paid	(316,092)
Net Realized and Unrealized Gain (Loss) on futures	(318,582)
Net Cash Provided by Operating Activities		11,014,123
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(11,610,700)
Interest and expense related to floating
rate notes issued paid	(986,398)
VMTPS interest expense paid	(1,747,828)
Net Cash Provided (or Used) in Financing Activities		(14,344,926)
Net Increase (Decrease) in cash		(3,330,803)
Cash at beginning of period		5,111,432
Cash at end of period		1,780,629
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		35,779,135
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(19,503,480)
Increase in interest receivable		(396,135)
Increase in receivable for investment securities sold		(7,804,575)
Increase in prepaid expenses		(9,390)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		25,491
Increase in payable for investment securities purchased		3,335,761
Increase in payable for floating rate notes issued		17,790,000
Interest and expense related to floating rate notes issued		1,020,363
VMTPS interest expense and fees		1,747,828
Decrease in Directors fees and expense payable		(2,546)
Decrease in other accrued expenses		(4,349)
Net change in unrealized (appreciation) depreciation on investments		(20,913,795)
Net amortization of premiums on investments		(50,185)
Net Cash Provided by Operating Activities		11,014,123
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		80,944

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2020	2019
Operations ($):
Investment income—net	11,695,933	12,125,791
Net realized gain (loss) on investments	3,169,407	1,298,378
Net change in unrealized appreciation (depreciation) on investments	20,913,795	(5,631,353)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	35,779,135	7,792,816
Distributions ($):
Distributions to Common Shareholders	(11,691,940)	(11,690,940)
Capital Stock Transactions ($):
Distributions reinvested	80,944	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	80,944	-
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	24,168,139	(3,898,124)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	252,667,657	256,565,781
End of Period	276,835,796	252,667,657
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	5,592	-
Net Increase (Decrease) in Shares Outstanding	5,592	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.75	13.96	13.68	14.04	13.85
Investment Operations:
Investment income—net[a]	.64	.66	.69	.68	.71
Net realized and unrealized gain (loss) on investments	1.31	(.23)	.23	(.33)	.23
Total from Investment Operations	1.95	.43	.92	.35	.94
Distributions to Common Shareholders:
Dividends from investment income—net	(.64)	(.64)	(.64)	(.71)	(.75)
Net asset value, end of period	15.06	13.75	13.96	13.68	14.04
Market value, end of period	14.18	12.67	12.29	12.68	12.86
Total Return (%)[b]	17.12	8.49	1.78	3.97	6.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12	2.19	2.02	1.85	1.67
Ratio of net expenses to average net assets	2.12	2.19	2.02	1.85	1.67
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	1.05	1.07	.90	.70	.53
Ratio of net investment income to average net assets	4.43	4.76	4.89	4.79	5.19
Portfolio Turnover Rate	22.94	21.46	9.77	9.72	8.38
Asset coverage of VMTPS, end of period	469	437	442	435	444
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	276,836	252,668	256,566	251,488	258,102
VMTPS outstanding, end of period ($ x 1,000)	75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	59,845	42,055	42,055	42,055	36,805

a Based on average common shares outstanding.

b Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

Effective June 3, 2019, the fund changed its name from Dreyfus Municipal Bond Infrastructure Fund, Inc. to BNY Mellon Municipal Bond Infrastructure Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of February 1, 2021. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors

NOTES TO FINANCIAL STATEMENTS (continued)

(the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	1,692,450	-	1,692,450
Municipal Securities	-	407,060,502	-	407,060,502
U.S. Treasury Securities	-	329,444	-	329,444
Liabilities ($)
Floating Rate Notes††	-	(59,845,000)	-	(59,845,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On February 4, 2020, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on March 2, 2020 to Common Shareholders of record as of the close of business on February 20, 2020. The ex-dividend date was February 19, 2020.

(d) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 1.15% on February 27, 2020. The dividend rate as of February 29, 2020 for the VMTPS was 2.10%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 29, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,449,895, accumulated capital losses $30,278,696 and unrealized appreciation $43,373,154.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 29, 2020. The fund has $30,278,696 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2020 and February 28, 2019 were as follows: tax-exempt income $11,691,940 and $11,644,558, and ordinary income $0 and $46,382, respectively.

(f) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of February 1, 2021. Dividends paid to VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the VMTPS.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended February 29, 2020.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 29, 2020, the fund was charged $4,253 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended February 29, 2020, the fund was charged $7,950 for the services provided by the Redemption and Paying Agent.

During the period ended February 29, 2020, the fund was charged $7,417 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $209,737, custodian fees of $4,753, Redemption and Paying Agent fees of $4,638 and Chief Compliance Officer fees of $1,331.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 29, 2020, amounted to $77,238,154 and $78,947,828, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the

NOTES TO FINANCIAL STATEMENTS (continued)

remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2020 was approximately $50,561,339, with a related weighted average annualized interest rate of 2.02%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 29, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At February 29, 2020 there were no futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended February 29, 2020:

Average Market Value ($)
Interest rate futures	6,143,159

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended February 29, 2020 was approximately $75,000,000, with a related weighted average annualized interest rate of 2.33%.

At February 29, 2020, the cost of investments for federal income tax purposes was $305,864,242; accordingly, accumulated net unrealized appreciation on investments was $43,373,154, consisting of $43,472,139 gross unrealized appreciation and $98,985 gross unrealized depreciation.

NOTE 4—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the fund is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (formerly, Dreyfus Municipal Bond Infrastructure Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “Fund”) (formerly, Dreyfus Municipal Bond Infrastructure Fund, Inc.), including the statement of investments, as of February 29, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 23, 2020

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of

ADDITIONAL INFORMATION (Unaudited) (continued)

brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 43006, Providence, RI 02940-3006.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued VMTPS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended February 29, 2020, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund's portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended February 29, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2013)
Current term expires in 2020

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2015)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)
Board Member (2014)
Current term expires in 2022

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman of the (2013-2016) and Executive Vice President (1997-2013) of the BNY Mellon Securities Corporation

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)
Board Member (2019)
Current term expires in 2020

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (73)
Board Member (2014)
Current term expires in 2020

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner(1990-2015)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (77)
Board Member (2013)
Current term expires in 2022

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)
Board Member (2014)
Current term expires in 2022

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Roslyn M. Watson (70)
Board Member (2014)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (2013)
Current term expires in 2020

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providng professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2013)
Current term expires in 2021

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 53

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2012.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Gordon J. Davis†	Chief Compliance Officer
Andrew J. Donohue	Joseph W. Connolly
Isabel P. Dunst
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
† Interested Board Member
†† Elected by holders of VMTPS	Adviser
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
Renee-Laroche-Morris	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	The Bank of New York Mellon
Jeff Prusnofsky	(VMTP Shares)
Peter M. Sullivan	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Vice President	Initial SEC Effective Date
David DiPetrillo	4/26/13
Treasurer
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

For more information about the fund, visit www.imbnymellon.com/us. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805AR0220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,644 in 2019 and $36,686 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $6,909 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,506 in 2019 and $3,678 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $2,346 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $622,951 in 2019 and $824,560 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Francine J. Bovich

                        J. Charles Cardona

Joseph S. DiMartino

Andrew J. Donohue

                        Isabel P. Dunst

                        Nathan Leventhal

                        Robin A. Melvin

                        Roslyn L. Watson

                        Benaree Pratt Wiley

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) the authority to vote proxies of companies held in the fund’s portfolio.

Information regarding how the fund’s proxies were voted during the most recent 12-month period ended June 30th is available on BNY Mellon Investment Adviser, Inc. website, by the following August 31st, at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov on the fund’s Form N-PX.

Proxy Voting by BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the “BNY Mellon Voting Guidelines”).  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser has proxy voting authority).

Securities Out on Loan.  It is the policy of BNYM Investment Adviser to seek to vote all proxies for securities held in the funds’ portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients’ voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the “Proxy Advisers”)) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

As of February 29, 2020, Jeffrey Burger, Thomas Casey and Daniel Rabasco of Mellon Investments Corporation (“Mellon”), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to day management of the registrant’s portfolio.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	14	$6.0B	1	$499M	455	$1.9B
Thomas Casey	10	$5.1B	None	N/A	474	$3.7B
Daniel Rabasco	14	$7.4B	None	N/A	55	$3.0B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the management of Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Advisers overall allocation of securities in that offering, or to increase the ability of BNYM Investment Adviser to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser.  BNYM Investment Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, BNYM Investment Adviser could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

The goal of BNYM Investment Adviser is to provide high quality investment services to all of its clients, while meeting the fiduciary obligation of BNYM Investment Adviser to treat all clients fairly.  BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of the portfolio managers affiliated with BNYM Investment Adviser.

(a)(3) Portfolio Manager Compensation.  The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Mellon’s overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Mellon.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    April 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:  April 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    April 24, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)